REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                     --------------------------------------
                                   SONAT INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                               63-0647939
      (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)               Identification No.)

                               AMSOUTH-SONAT TOWER
                            BIRMINGHAM, ALABAMA 35203
                                 (205) 325-3800
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                     --------------------------------------
                                WILLIAM A. SMITH
                               AMSOUTH-SONAT TOWER
                            BIRMINGHAM, ALABAMA 35203
                                 (205)-325-7410
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

       IT IS RESPECTFULLY REQUESTED THAT COPIES OF ALL ORDERS, NOTICES AND
                           COMMUNICATIONS BE SENT TO:

             JOHN K. HOYNS                       ROBERT E. BUCKHOLZ, JR.
        HUGHES HUBBARD & REED LLP                  SULLIVAN & CROMWELL
         ONE BATTERY PARK PLAZA                     125 BROAD STREET
        NEW YORK, NEW YORK 10004                 NEW YORK, NEW YORK 10004
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        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after this Registration Statement is declared effective
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     If the only  securities  being  registered  on the Form are  being  offered
pursuant to dividend or interest reinvestment plans, please check the following box: |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: |X| 333-62383

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: |_|
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                         CALCULATION OF REGISTRATION FEE
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                   |              |  PROPOSED   |  PROPOSED      |
 TITLE OF EACH     |              |  MAXIMUM    |  MAXIMUM       |
     CLASS         |    AMOUNT    |  OFFERING   |  AGGREGATE     |   AMOUNT OF
 OF SECURITIES     |    TO BE     |  PRICE PER  |  OFFERING      | REGISTRATION
TO BE REGISTERED   |  REGISTERED  |  UNIT       |  PRICE         |      FEE
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
Debt Securities... | $100,000,000 |  100%*      |  $100,000,000  |   $27,800
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* Plus accrued interest, if any. Estimated solely for the purpose of calculating the registration fee.
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                                EXPLANATORY NOTE

      This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's Registration Statement on Form S-3 (Registration No. 333-62383) are incorporated herein by reference.

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                                    EXHIBITS

   EXHIBIT
     NO.                            DESCRIPTION OF EXHIBIT
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
    5-(1)     Opinion of Hughes Hubbard & Reed  LLP  as  to  the legality of the
              Debt Securities
   23-(1)     The  consent  of  Hughes  Hubbard & Reed LLP is  contained  in its opinion filed as Exhibit 5-(1) to this Registration Statement
   23-(2)     Consent of Ernst & Young LLP, Independent Auditors
   23-(3)     Consent of KPMG LLP, Independent Auditors
   23-(4)     Consent of PricewaterhouseCoopers LLP, Independent Auditors
   23-(5)     Consent  of  William  M.  Cobb &   Associates,  Inc.,  Independent
              Petroleum Engineers
   23-(6)     Consent of Ryder Scott Company Petroleum Engineers
   24-(1)     Powers of Attorney

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Birmingham, State of Alabama, on the 7th day of July, 1999.

                                          SONAT INC.



                                          By:  /s/ RONALD L. KUEHN, JR.
                                               ---------------------------------
                                                  Ronald L. Kuehn, Jr.
                                            Chairman of the Board, President and
                                                Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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            SIGNATURE                     CAPACITY                DATE
            ---------                     --------                ----
(i) Principal Executive Officer:

     /S/ RONALD L. KUEHN, JR.       Chairman of the Board,      July 7, 1999
     ------------------------       President and Chief
      (Ronald L. Kuehn, Jr.)        Executive Officer

(ii) Principal Financial and
      Accounting Officer:

     /S/ JAMES E. MOYLAN, JR.       Senior Vice President and   July 7, 1999
     ------------------------       and Chief Financial
      (James E. Moylan, Jr.)        Officer

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            SIGNATURE                     CAPACITY                DATE
            ---------                     --------                ----

(iii) Directors:

       RONALD L. KUEHN, JR.*                                    July 7, 1999
    -------------------------
      (Ronald L. Kuehn, Jr.)

       ROBERT J. LANIGAN*                                       July 7, 1999
    -------------------------
       (Robert J. Lanigan)

       MAX L. LUKENS*                                           July 7, 1999
    -------------------------
        (Max L. Lukens)


    -------------------------
        (Charles Marshall)

       BENJAMIN F. PAYTON*                                      July 7, 1999
    -------------------------
       (Benjamin F. Payton)


    -------------------------
      (John J. Phelan, Jr.)

      JEROME J. RICHARDSON*                                     July 7, 1999
    -------------------------
      (Jerome J. Richardson)


    -------------------------
       (Adrian M. Tocklin)

       JAMES B. WILLIAMS*                                       July 7, 1999
    -------------------------
       (James B. Williams)

         JOE B. WYATT*                                          July 7, 1999
    -------------------------
         (Joe B. Wyatt)

       MICHAEL S. ZILKHA*                                       July 7, 1999
    -------------------------
       (Michael S. Zilkha)

        SELIM K. ZILKHA*                                        July 7, 1999
    -------------------------
        (Selim K. Zilkha)

 *By: /S/ JAMES E. MOYLAN, JR.
      ------------------------
          James E. Moylan, Jr.
      Senior Vice President and
      Chief Financial Officer
      As Authorized by certain
      Powers of Attorney
      filed as Exhibit 24-(1)

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